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                                                                    EXHIBIT 3.69

                                                                          [SEAL]

                              CERTIFICATE OF MERGER

                                       OF

                             OI SANTA RITA STS INC.,

                            OI LA PORTA STS INC., AND

                               OI KANGAR STS INC.

                                      INTO

                         OWENS-BROCKWAY PACKAGING, INC.

          The undersigned corporations organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

          DO HEREBY CERTIFY:

          FIRST:    That the name and state of incorporation of each of the
constituent corporations of the merger are as follows:

                 NAME                          STATE OF INCORPORATION
      ---------------------------              ----------------------

      OI Santa Rita STS Inc.                          Delaware
      OI LaPorta STS Inc.                             Delaware
      OI Kangar STS Inc.                              Delaware
      Owens-Brockway Packaging, Inc.                  Delaware

          SECOND:   That an Agreement of Merger among the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

          THIRD:    The name of the surviving corporation is Owens-Brockway
Packaging, Inc.

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          FOURTH:   That Owens-Brockway Packaging, Inc. is the owner of all of the stock of OI Santa Rita STS, Inc., OI LaPorta STS Inc., and OI Kangar STS, Inc..

          FIFTH:    That the Certificate of Incorporation of Owens-Brockway
Packaging, Inc., a Delaware corporation, which will survive the merger, shall be the Certificate of Incorporation of the surviving corporation.

          SIXTH:    That the executed Agreement of Merger is on file at the
principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is One SeaGate, Toledo, Ohio 43666.

          SEVENTH: That a copy of the Agreement of Merger will be furnished by the surviving corporation, on request and without cost to any stockholder of any constituent corporations.

          EIGHTH:   This Certificate of Merger shall be effective on
April 30, 1990.

                                            OWENS-BROCKWAY PACKAGING, INC.

                                            By: /s/ David G. Van Hooser
                                                --------------------------------
                                            David G. Van Hooser
                                            Vice President
                                            and Treasurer

                                            Attest: /s/ Arthur H. Smith
                                                    ----------------------------
                                            Arthur H. Smith
                                            Assistant Secretary

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                                            OI SANTA RITA STS INC.

                                            By: /s/ David G. Van Hooser
                                                --------------------------------
                                            David G. Van Hooser
                                            Vice President
                                            and Treasurer

                                            Attest: /s/ Arthur  H. Smith
                                                    ----------------------------
                                            Arthur  H. Smith
                                            Assistant Secretary

                                            OI LAPORTA STS INC.

                                            By: /s/ David G. Van Hooser
                                                --------------------------------
                                            David G. Van Hooser
                                            Vice President
                                            and Treasurer

                                            Attest: /s/ Arthur  H. Smith
                                                    ----------------------------
                                            Arthur  H. Smith
                                            Assistant Secretary

                                            OI KANGAR STS INC.

                                            By: /s/ David G. Van Hooser
                                                --------------------------------
                                            David G. Van Hooser
                                            Vice President
                                            and Treasurer

                                            Attest: /s/ Arthur  H. Smith
                                                    ----------------------------
                                            Arthur  H. Smith
                                            Assistant Secretary

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